 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014

Investors Capital Holdings, Ltd.
 (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-43664 (Commission File Number)	04-3284631 (IRS Employer Identification No.)

Six Kimball Lane, Suite 150
Lynnfield, MA 01940
(Address of Principal Executive Offices) (Zip Code)

 Registrant’s telephone number, including area code:  (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 22, 2014 the Registrant issued a news release, a copy of which is set forth in Exhibit 99.1 hereto, announcing financial results for the Registrant for the quarter and fiscal year ended March 31, 2014.

Item 7.01 Regulation FD Disclosure

The Registrant’s comparative quarterly financial results will be used in conjunction with RCS Capital Corporation’s (“RCAP”) registration statements and other filings with the U.S. Securities and Exchange Commission specifically for the purpose of presenting pro forma financials including ICH’s results of operations and balance sheets for the three months ended March 31, 2014 and 2013, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

By:	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date: May 22, 2014

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